EXHIBIT 10.1

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This Third Amendment to Employment Agreement (this “Amendment”) is entered into effective as of August 2, 2017 (the “Effective Date”) by and between Luby’s, Inc. a Delaware corporation (together with its subsidiaries, “Luby’s”) and Christopher J. Pappas, a resident of Houston, Texas (“Executive”). Luby’s and Executive are sometimes referred to collectively herein as the “Parties.”
WHEREAS, the Parties entered into that certain Employment Agreement, dated January 24, 2014 (the “Original Agreement”);
WHEREAS, the Original Agreement was amended by that certain First Amendment to Employment Agreement, effective as of December 1, 2014 (the “First Amendment”), and that certain Second Amendment to Employment Agreement, effective as of February 4, 2016 (collectively with the Original Agreement and the First Amendment, the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement to extend the term under the Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants, and subject to the terms and conditions herein set forth, the Parties hereby agree as follows:
1)    Section 3 of the Agreement is hereby amended and replaced in its entirety with the following:
Section 3. Term. Subject to the provisions for termination of employment as provided in Section 8(a), Executive’s employment under this Agreement shall be for a period beginning on the Effective Date and ending on August 29, 2018 (“Term”).
2)    Except as modified and amended in this Amendment, the Agreement shall remain in full force and effect.
3)    This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.
4)    This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute on and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Effective Date.

LUBY’S, INC., By: /s/ Peter Tropoli	/s/ Christopher J. Pappas
Peter Tropoli Chief Operating Officer	CHRISTOPHER J. PAPPAS